UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 4, 2023

bowmo, Inc.
(Exact name of registrant as specified in its charter)

Wyoming	000-54624	26-4144571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Wall Street, Suite 891 New York, NY	10005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(212) 398-0002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock	BOMO	OTC Markets - Other

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 4, 2023, pursuant to a stockholder consent, bowmo, Inc. (the “Company”) filed an amendment to its Articles of Incorporation (the “Amendment”) to effect a reverse stock split of all issued and outstanding shares of common stock at a ratio of 1 for 1,000 (the “Reverse Stock Split”). The effective trading date of the Reverse Stock Split is subject to approval of the application now pending with the Financial Industry Regulatory Authority (FINRA).
The actual effective trading date of the Reverse Stock Split will be disclosed by the Company in a subsequent Current Report on Form 8-K. A copy of the Amendment is filed hereto as Exhibit 3.1 and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including, but not limited to, statements regarding the Company’s plans for a reverse stock split reflected in the trading market.  These forward-looking statements are subject to a number of risks including the risk factors set forth from time to time in the Company’s SEC filings, including, but not limited to, its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which is available at www.sec.gov. Any forward-looking statements set forth in this Current Report on Form 8-K speak only as of the date of this report. We do not intend to update any of these forward-looking statements to reflect events or circumstances that occur after the date hereof other than as required by law. You are cautioned not to place undue reliance on any forward-looking statements. Information contained on the Company’s website does not constitute part of this Current Report on Form 8-K.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

3.1	Articles of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

bowmo, Inc.

Date: February 8, 2023	By:	/s/ Michael E. Lakshin
Michael E. Lakshin
President